UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

PHARMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33380	87-0792558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of principal executive offices) (Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2010 by PharMerica Corporation, a Delaware corporation (the “Company”), to provide the required financial statements and exhibits in connection with the Company’s acquisition through a wholly-owned subsidiary, of substantially all of the assets of Chem Rx Corporation and certain of its wholly-owned subsidiaries (collectively, the “Seller”) for $70.6 million in cash plus the assumption of specified liabilities related to the assets, pursuant to Section 363 of the United States Bankruptcy Code.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i)	Audited consolidated financial statements of Chem Rx Corporation and Subsidiary as of December 31, 2009 and 2008 and for the years then ended and related notes to the consolidated financial statements are attached hereto as Exhibit 99.1.

(ii)	Unaudited condensed consolidated financial statements of Chem Rx Corporation and Subsidiary as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements are attached hereto as Exhibit 99.2.

(b) Pro forma financial information

(i)	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants – Grant Thornton LLP

99.1	Audited consolidated financial statements of Chem Rx Corporation and Subsidiary as of December 31, 2009 and 2008 and for the years then ended and related notes to the consolidated financial statements.

99.2	Unaudited condensed consolidated financial statements of Chem Rx Corporation and Subsidiary as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements.

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: January 20, 2011	By:	/S/ MICHAEL J. CULOTTA
Michael J. Culotta
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants – Grant Thornton LLP

99.1	Audited consolidated financial statements of Chem Rx Corporation and Subsidiary as of December 31, 2009 and 2008 and for the years then ended and related notes to the consolidated financial statements.

99.2	Unaudited condensed consolidated financial statements of Chem Rx Corporation and Subsidiary as of September 30, 2010 and December 31, 2009, and for the nine months ended September 30, 2010 and 2009 and related notes to the condensed consolidated financial statements.

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

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